Klaviyo Announces Third Quarter 2024 Financial Results

Third quarter revenue of $235.1 million, representing 34% year-over-year growth
Raises full year 2024 revenue guidance

BOSTON, November 6, 2024 — Klaviyo (NYSE: KVYO), the company that powers smarter digital relationships, today announced results for its third quarter ended September 30, 2024.

“We’re proud to deliver another quarter of strong performance, reinforcing Klaviyo’s position as an intuitive, centralized data platform essential to customers’ businesses,” said Andrew Bialecki, co-founder and CEO of Klaviyo. “We made significant progress across a number of key initiatives such as international and upmarket expansion, and we bolstered our leadership team within R&D as we look to solve the future needs of our customers.”

Recent Business Highlights:

●Launched Klaviyo in five new languages — German, Portuguese, Korean, Spanish and Italian — and now support seven languages on the platform.
●Expanded SMS offering to 18 countries with availability in Norway, Denmark, Sweden, Finland, Italy, and Portugal.
●Announced a new integration with Canva, enabling customers to bring designs directly into Klaviyo for use within email templates, SMS content and more.
●New and expansion deals closed with Authentic Brands Group, Lulus, Rag & Bone, The Body Shop and others during the quarter ended September 30, 2024.
●Over 157,000 customers were using Klaviyo to drive their own revenue growth as of September 30, 2024, compared to over 135,000 customers as of September 30, 2023.
●Increased penetration up market, ending the quarter with 2,619 customers generating over $50,000 of ARR, compared to 1,699 as of September 30, 2023, an increase of 54% year-over-year.
●Continued to expand with current customer base, with NRR of 110% as of September 30, 2024.
●Announced the hiring of Surabhi Gupta as our new Chief Technology Officer, as well as the addition of Adil Wali, who will join us this month as our new Chief Product Officer, adding deep experience in scaling world-class businesses.

“We delivered another quarter of strong financial performance with revenue growth of 34%, operating cash flow of $38.8 million and free cash flow of $34.2 million,” said Amanda Whalen, CFO of Klaviyo. “We are delivering on our four growth vectors of adding new customers, growing in the mid-market, expanding with existing customers and expanding internationally as Klaviyo is a must have platform for our customers.”

Third Quarter 2024 Financial Highlights:

●Revenue: Total revenue of $235.1 million, up from total revenue of $175.8 million in the third quarter of 2023, representing year-over-year growth of 34%.
●Gross profit: Gross profit of $180.7 million, representing a gross margin of 77%, compared to gross profit of $117.0 million in the third quarter of 2023, representing a gross margin of 67%.
●Non-GAAP gross profit: Non-GAAP gross profit of $183.0 million, representing a non-GAAP gross margin of 78%, compared to non-GAAP gross profit of $140.3 million in the third quarter of 2023, representing a non-GAAP gross margin of 80%.
●Operating loss: Operating loss of $(13.3) million, representing operating margin of (6)%, compared to operating loss of $(302.2) million in the third quarter of 2023, representing an operating margin of (172)%.
●Non-GAAP operating income: Non-GAAP operating income of $33.7 million, representing non-GAAP operating margin of 14%, compared to non-GAAP operating income of $17.8 million in the third quarter of 2023, representing non-GAAP operating margin of 10%.
●Net loss per share attributable to Klaviyo Series A and Series B common stockholders - basic and diluted: Net loss per basic and diluted share attributable to Klaviyo Series A and Series B common stockholders was $(0.01) and $(0.01), respectively, for the third quarter of 2024, compared to $(1.24) and $(1.24), respectively, for the third quarter of 2023.
●Non-GAAP net income per share attributable to Klaviyo Series A and Series B common stockholders - basic and diluted: Non-GAAP net income per basic and diluted share attributable to Klaviyo Series A and Series B common stockholders was $0.17 and $0.15, respectively, for the third quarter of 2024, compared to $0.10 and $0.08, respectively, for the third quarter of 2023.
●Balance sheet and cash flow: Cash, cash equivalents, and restricted cash as of the end of the third quarter was $827.9 million. Cash from operating activities was $38.8 million, representing a margin of 16%. Free cash flow for the third quarter was $34.2 million, representing free cash flow margin of 15%.

Financial Outlook

$ in millions	Q4 FY24 Guidance		FY24 Guidance
	Low	High	Low	High
Revenue	$256.0	$258.0	$923.0	$925.0
Year-over-year Growth Rate	27%	28%	32%	33%

Non-GAAP Operating Income[1]	$7.0	$9.0	$104.0	$106.0
Non-GAAP Operating Margin	3%	3%	11%	11%

1The Company’s non-GAAP operating income guidance includes an expense, expected to be in the low-teens millions of dollars, related to the cost of implementing a new employee cash bonus program in the fourth quarter. Going forward, the Company will accrue for this program throughout each fiscal year.

Klaviyo has not provided a reconciliation of non-GAAP operating income guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Stock-based compensation-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change.

Dilutive Securities

Klaviyo has various dilutive securities. The table below details these securities (shares in millions; rounding differences may occur):

	Price as of September 30, 2024	Weighted Average Exercise Price	Shares
Share price	$35.38
Common stock outstanding as of 9/30/2024			269.2
Warrants outstanding			4.1
RSUs outstanding			17.1
Options outstanding		$0.40	26.6
ESPP shares outstanding			0.4
Total estimated fully diluted shares			317.4

We have excluded the impact of the Shopify investment option of 15,743,174 shares at $88.93 per share as it was out of the money as of September 30, 2024. The investment option expires on July 28, 2030.

Conference Call Information

In conjunction with this announcement, Klaviyo will host a conference call for investors at 4:30 p.m. ET (1:30 p.m. PT) today to discuss the results for its third quarter ended September 30, 2024 and its outlook for its fourth quarter and fiscal year ending December 31, 2024. The live webcast and a replay of the webcast will be available at the Investor Relations section of Klaviyo’s website: https://investors.klaviyo.com.

Select Defined Terms

Customers. We define a customer as a distinct paid subscription to our platform. A single organization could have multiple discrete contracting divisions or subsidiaries or brands each with paid subscriptions to our platform, which would, in general, constitute multiple distinct customers. In some cases at the customer’s request, we allow subscriptions under the same parent organization to be consolidated into a single paid subscription in which case such consolidated paid subscriptions would constitute a single customer. We measure our total number of customers as a point-in-time calculation measured as of the end of a particular period. Customers do not include persons or entities that use our platform on a free trial basis.
Customers Generating Over $50,000 of ARR. We calculate our number of customers generating over $50,000 of ARR (as defined below) as those customers that have an average ARR of greater than $50,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. We believe the number of customers generating over $50,000 of ARR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it is an indicator of our ability to grow the number of customers that are exceeding this ARR threshold, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up market.
Dollar-Based Net Revenue Retention Rate. We calculate our Dollar-Based Net Revenue Retention Rate (“NRR”) by first identifying the cohort of customers as of twelve months prior to the date of determination. We then calculate the Annualized Recurring Revenue (“ARR”) from this customer cohort as of twelve months prior to the date of determination (the “Prior Period ARR”) and the ARR from this customer cohort as of the date of determination (the “Current Period ARR”). ARR, for any date of determination, is the annualized value of existing paid subscriptions, which we calculate by taking the amount of revenue that we expect to receive in the next monthly period for our existing paid subscriptions, assuming no changes to such subscriptions in the next month, as of that date of determination, and multiplying that amount by twelve. Current Period ARR includes any expansion, price increases, and customer subscriptions that are deactivated and subsequently reactivated during the applicable twelve-month period and reflects contraction or attrition over the last twelve months from this customer cohort, but excludes any ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the point-in-time NRR. We then calculate the weighted average point-in-time NRR as of the last day of each month in the current trailing twelve-month period to arrive at the NRR, with the weightings determined by the total ARR at the end of each period. We believe NRR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it represents the expansion in usage of our platform by our existing customers, which is an important measure of the health of our business and future growth prospects. We measure Dollar-Based Net Revenue Retention Rate to measure this growth.
About Klaviyo

Klaviyo (CLAY-vee-oh) powers smarter digital relationships, making it easy for businesses to capture, store, analyze, and predictively use their own data to drive measurable, high-value outcomes. Klaviyo’s modern and intuitive SaaS platform enables business users of any skill level to harness their first-party data from more than 350 integrations to send the right message at the right time across email, SMS, and push notifications. Innovative businesses like Mattel, TaylorMade, Liquid Death, Stanley 1913, and more than 157,000 other paying customers leverage Klaviyo to acquire, engage, and retain customers—and grow on their own terms.

Contact

Investor Relations
Andrew Zilli
ir@klaviyo.com

Press

Amy Hufft
press@klaviyo.com

Source: Klaviyo

Forward Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Other than statements of historical facts, all statements contained in this press release, including, but not limited to, statements about Klaviyo’s outlook for the fourth quarter of fiscal year 2024 ending December 31, 2024 and the full fiscal year ending December 31, 2024, and Klaviyo’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, potential market opportunities, and other similar matters, are forward-looking statements. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “going to,” “guidance,” “intend,” “keep,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “project,” “shall,” “should,” “strategy,” “target,” “will,” “would,” or words of similar meaning or similar references to future periods may identify these forward-looking statements, although not all forward-looking statements contain these identifying words.
Forward-looking statements reflect management’s beliefs, expectations and assumptions about future events as of the date hereof, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risks include, among others, the following: our ability to achieve future growth and sustain our growth rate; our ability to successfully execute our business and growth strategy, such as the success of our investment in our key growth initiatives and our ability to recognize effective areas for growth; our ability to successfully integrate with third-party platforms; our relationships with third parties, such as our marketing agency and technology partners; unfavorable conditions in our industry; our ability to attract new customers, including mid-market and enterprise customers, retain revenue from existing customers and increase sales from both new and existing customers; success of our marketing and sales strategies; costs and expenses associated with being a public company; as well as other risks and uncertainties set forth under the caption “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission (the “SEC”), and the other filings and reports we make with the SEC from time to time, which may be obtained on our Investor Relations website at https://investors.klaviyo.com and on the SEC website at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor(s) may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. In light of the risks, uncertainties, assumptions, and other factors, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Therefore, you should not rely on any of the forward-looking statements. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Other than as required by law, we assume no obligation to update any forward-looking statements contained in this press release in the event of new information, future developments or otherwise.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles in the United States (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share attributable to Klaviyo Series A and Series B common stockholders - basic, non-GAAP net income per share attributable to Klaviyo Series A and Series B common stockholders - diluted, free cash flow, and free cash flow margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please see the accompanying tables for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents.

Our non-GAAP gross profit, non-GAAP operating income, non-GAAP operating expenses, and non-GAAP net income exclude significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements, including, but not limited to, (i) amortization of prepaid marketing expenses, (ii) stock-based compensation and related employer payroll taxes, and (iii) restructuring expenses. Our non-GAAP gross margin is calculated as non-GAAP gross profit divided by total revenue. Our non-GAAP operating margin is calculated as non-GAAP operating income divided by total revenue. Our non-GAAP net income per share attributable to Klaviyo Series A and Series B common stockholders - basic is calculated as non-GAAP net income divided by weighted average shares outstanding - basic for purposes of calculating non-GAAP net income per share. Our non-GAAP net income per share attributable to Klaviyo Series A and Series B common stockholders - diluted is calculated as non-GAAP net income divided by weighted average shares outstanding - diluted for purposes of calculating non-GAAP net income per share. Free cash flow is defined as cash and cash equivalents provided by or used in operating activities less purchases of property and equipment and capitalization of software development costs. Free cash flow margin is a non-GAAP financial measure that is calculated as free cash flow divided by total revenue.

Stock-based compensation expense includes the net effects of capitalization and amortization of stock-based compensation expense related to capitalized software. Stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of the compensation provided to our employees. Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company’s non-cash expenses, we believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for meaningful comparisons between our operating results from period to period. When evaluating the performance of its business and making operating plans, Klaviyo does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on the amount of overall stockholder dilution than the accounting charges associated with such grants). The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Klaviyo’s control and that do not correlate to the operation of the business. The amount of employer payroll tax-related items on employee stock transactions was immaterial prior to being publicly listed. The expense related to amortization of prepaid marketing expense of warrants issued to Shopify is dependent upon estimates and assumptions; therefore, Klaviyo believes non-GAAP measures that adjust for the amortization of prepaid marketing expense provide investors a consistent basis for comparison across accounting periods. Klaviyo believes that the economic impact of the partnership is best measured in the form of stockholder dilution and as such has provided a reconciliation that shows the full dilutive impact of all outstanding equity instruments. Overall, Klaviyo believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.

We believe that all these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to decision making by our management, who use these measures as important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures versus their nearest GAAP equivalents. Other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Klaviyo’s business and an important part of the compensation provided to attract and retain its employees to create long-term incentive alignment with stockholders.

Klaviyo, Inc.
Condensed Consolidated Balance Sheet (Unaudited)
(In Thousands)
	As of
	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$826,742	$738,562
Restricted cash	417	409
Accounts receivable, net of allowance for doubtful accounts	34,464	23,076
Deferred contract acquisition costs, current	19,026	15,198
Prepaid expenses and other current assets	35,568	26,244
Total current assets	916,217	803,489
Property and equipment, net	45,189	43,450
Right-of-use assets, net	30,141	36,987
Deferred contract acquisition costs, non-current	30,007	23,177
Restricted cash, non-current	739	686
Prepaid marketing expense	158,471	173,844
Other non-current assets	12,435	7,417
Total assets	$1,193,199	$1,089,050
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$11,351	$13,597
Accrued expenses	64,917	62,838
Lease liabilities, current	13,126	14,081
Deferred revenue	52,932	40,100
Total current liabilities	142,326	130,616
Lease liabilities, non-current	29,333	37,498
Other non-current liabilities	6,799	6,159
Total liabilities	178,458	174,273
Stockholders' equity
Preferred stock	—	—
Common stock - Series A	78	41
Common stock - Series B	191	219
Additional paid-in capital	1,832,684	1,713,560
Accumulated deficit	(818,212)	(799,043)
Total stockholders' equity	1,014,741	914,777
Total liabilities and stockholders' equity	$1,193,199	$1,089,050

Klaviyo, Inc.
Condensed Consolidated GAAP Statement of Operations (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended September 30,
	2024	2023
Revenue	$235,094	$175,807
Cost of revenue	54,357	58,825
Gross profit	180,737	116,982
Operating expenses:
Selling and marketing	100,018	167,877
Research and development	55,769	141,455
General and administrative	38,228	109,853
Total operating expenses	194,015	419,185
Operating loss	(13,278)	(302,203)
Other income (expense)	229	(265)
Interest income	10,504	6,183
Total other income	10,733	5,918
Loss before income taxes	(2,545)	(296,285)
(Benefit) Provision for income taxes	(1,200)	819
Net loss	$(1,345)	$(297,104)
Net loss per share attributable to Series A and Series B common stockholders
Basic and diluted	$(0.01)	$(1.24)
Weighted average shares outstanding
Basic and diluted	267,854,769	240,125,168

Klaviyo, Inc.
Condensed Consolidated GAAP Statement of Operations (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Nine Months Ended September 30,
	2024	2023
Revenue	$667,300	$496,481
Cost of revenue	149,567	132,875
Gross profit	517,733	363,606
Operating expenses:
Selling and marketing	286,377	291,845
Research and development	167,601	209,542
General and administrative	113,179	156,511
Total operating expenses	567,157	657,898
Operating loss	(49,424)	(294,292)
Other income (expense)	290	(344)
Interest income	30,029	14,484
Total other income	30,319	14,140
Loss before income taxes	(19,105)	(280,152)
Provision for income taxes	64	1,786
Net loss	$(19,169)	$(281,938)
Net loss per share attributable to Series A and Series B common stockholders
Basic and diluted	$(0.07)	$(1.19)
Weighted average shares outstanding
Basic and diluted	264,846,463	237,411,574

Klaviyo, Inc.
Condensed Consolidated Statement of Cash Flow (Unaudited)
(In Thousands)
	Three Months Ended September 30,
	2024	2023
Operating activities
Net loss	$(1,345)	$(297,104)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	4,562	3,357
Non-cash operating lease costs	3,274	3,088
Amortization of deferred contract acquisition costs	5,445	4,117
Amortization of prepaid marketing expense	13,224	13,224
Bad debt expense	(158)	415
Stock-based compensation expense	31,557	299,975
Deferred income tax	(558)	—
Other	11	89
Changes in operating assets and liabilities:
Accounts receivable	(5,080)	(4,629)
Deferred contract acquisition costs	(9,751)	(6,992)
Prepaid expenses, prepaid taxes, and other assets	(6,689)	(1,557)
Accounts payable	2,181	1,297
Accrued expenses	(227)	3,079
Deferred revenue	6,150	3,706
Operating lease liabilities	(3,960)	(3,846)
Other non-current liabilities	148	5,481
Net cash provided by operating activities	38,784	23,700
Investing activities
Acquisition of property and equipment	(1,547)	(54)
Capitalization of software development costs	(2,991)	(1,776)
Net cash used in investing activities	(4,538)	(1,830)
Financing activities
Proceeds from exercise of common stock options	1,934	1,616
Cash paid for finance leases	(5)	(5)
Proceeds from exercise of warrants	3	45
Recognition of deferred offering costs	—	2,954
Proceeds from issuance of common stock in initial public offering, net of issuance costs	—	321,029
Employee taxes paid related to net share settlement of stock-based awards	(5,495)	(62,863)
Proceeds from employee stock purchase plan	2,586	—
Net cash (used in) provided by financing activities	(977)	262,776
Net increase in cash, cash equivalents, and restricted cash	33,269	284,646
Cash, cash equivalents, and restricted cash, beginning of period	794,629	439,803
Cash, cash equivalents, and restricted cash, end of period	$827,898	$724,449

Klaviyo, Inc.
Condensed Consolidated Statement of Cash Flow (Unaudited)
(In Thousands)
	Nine Months Ended September 30,
	2024	2023
Operating activities
Net loss	$(19,169)	$(281,938)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	12,771	9,823
Non-cash operating lease costs	9,562	9,649
Amortization of deferred contract acquisition costs	13,841	11,380
Amortization of prepaid marketing expense	39,673	39,672
Loss on disposal of property and equipment	32	—
Bad debt expense	131	368
Stock-based compensation expense	100,690	302,317
Deferred income tax	(558)	—
Other	—	108
Changes in operating assets and liabilities:
Accounts receivable	(11,519)	(7,025)
Deferred contract acquisition costs	(24,499)	(19,030)
Prepaid expenses, prepaid taxes, and other assets	(14,021)	(5,479)
Accounts payable	(2,069)	389
Accrued expenses	(682)	18,668
Deferred revenue	12,832	7,757
Operating lease liabilities	(11,805)	(11,482)
Other non-current liabilities	656	5,550
Net cash provided by operating activities	105,866	80,727
Investing activities
Acquisition of property and equipment	(3,575)	(823)
Capitalization of software development costs	(8,023)	(4,612)
Net cash used in investing activities	(11,598)	(5,435)
Financing activities
Proceeds from exercise of common stock options	6,244	4,034
Cash paid for finance leases	(16)	(16)
Proceeds from exercise of warrants	10	57
Proceeds from issuance of common stock in initial public offering, net of issuance costs	—	321,029
Employee taxes paid related to net share settlement of stock-based awards	(19,264)	(62,863)
Proceeds from employee stock purchase plan	6,999	—
Net cash (used in) provided by financing activities	(6,027)	262,241
Net increase in cash, cash equivalents, and restricted cash	88,241	337,533
Cash, cash equivalents, and restricted cash, beginning of period	739,657	386,916
Cash, cash equivalents, and restricted cash, end of period	$827,898	$724,449

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2024	2023
Gross profit	$180,737	$116,982
Stock-based compensation	2,033	21,902
Employer payroll tax on employee stock transactions	238	1,451
Non-GAAP gross profit	$183,008	$140,335
Gross margin	76.9%	66.5%
Non-GAAP gross margin	77.8%	79.8%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2024	2023
Operating loss	$(13,278)	$(302,203)
Stock-based compensation	31,557	299,975
Employer payroll tax on employee stock transactions	2,207	6,838
Amortization of prepaid marketing	13,224	13,224
Non-GAAP operating income	$33,710	$17,834
Operating margin	(5.6)%	(171.9)%
Non-GAAP operating margin	14.3%	10.1%

Klaviyo, Inc.
Reconciliation of Net (Loss) Income to Non-GAAP Net Income (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended September 30,
	2024	2023
Net loss	$(1,345)	$(297,104)
Stock-based compensation	31,557	299,975
Employer payroll tax on employee stock transactions	2,207	6,838
Amortization of prepaid marketing	13,224	13,224
Non-GAAP net income	$45,643	$22,933

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.17	$0.10
Diluted	$0.15	$0.08

Shares used in non-GAAP per share calculations:
Basic	267,854,769	240,125,168
Diluted	300,378,105	276,090,643

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2024	2023
Selling and marketing	$100,018	$167,877
Stock-based compensation	(8,519)	(95,962)
Employer payroll tax on employee stock transactions	(728)	(2,515)
Amortization of prepaid marketing	(13,224)	(13,224)
Non-GAAP Selling and marketing	$77,547	$56,176

Research and development	$55,769	$141,455
Stock-based compensation	(11,505)	(104,829)
Employer payroll tax on employee stock transactions	(691)	(1,675)
Non-GAAP Research and development	$43,573	$34,951

General and administrative	$38,228	$109,853
Stock-based compensation	(9,500)	(77,282)
Employer payroll tax on employee stock transactions	(550)	(1,197)
Non-GAAP General and administrative	$28,178	$31,374

Total operating expenses	$194,015	$419,185
Stock-based compensation	(29,524)	(278,073)
Employer payroll tax on employee stock transactions	(1,969)	(5,387)
Amortization of prepaid marketing	(13,224)	(13,224)
Non-GAAP Total operating expenses	$149,298	$122,501

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2024	2023
Cash provided by operating activities	$38,784	$23,700
Acquisition of property and equipment	(1,547)	(54)
Capitalization of software development costs	(2,991)	(1,776)
Free cash flow	$34,246	$21,870
Operating cash flow margin	16.5%	13.5%
Free cash flow margin	14.6%	12.4%

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2024	2023
Gross profit	$517,733	$363,606
Restructuring expense	—	1,156
Stock-based compensation	7,032	21,945
Employer payroll tax on employee stock transactions	602	1,451
Non-GAAP gross profit	$525,367	$388,158
Gross margin	77.6%	73.2%
Non-GAAP gross margin	78.7%	78.2%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2024	2023
Operating loss	$(49,424)	$(294,292)
Stock-based compensation	100,690	302,317
Employer payroll tax on employee stock transactions	6,437	6,838
Amortization of prepaid marketing	39,673	39,672
Restructuring expense	—	7,366
Non-GAAP operating income	$97,376	$61,901
Operating margin	(7.4)%	(59.3)%
Non-GAAP operating margin	14.6%	12.5%

Klaviyo, Inc.
Reconciliation of Net (Loss) Income to Non-GAAP Net Income (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Nine Months Ended September 30,
	2024	2023
Net loss	$(19,169)	$(281,938)
Stock-based compensation	100,690	302,317
Employer payroll tax on employee stock transactions	6,437	6,838
Amortization of prepaid marketing	39,673	39,672
Restructuring expense	—	7,366
Non-GAAP net income	$127,631	$74,255

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.48	$0.31
Diluted	$0.43	$0.27

Shares used in non-GAAP per share calculations:
Basic	264,846,463	237,411,574
Diluted	297,261,205	271,086,925

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2024	2023
Selling and marketing	$286,377	$291,845
Restructuring expense	—	(1,802)
Stock-based compensation	(29,978)	(96,141)
Employer payroll tax on employee stock transactions	(1,846)	(2,515)
Amortization of prepaid marketing	(39,673)	(39,672)
Non-GAAP Selling and marketing	$214,880	$151,715

Research and development	$167,601	$209,542
Restructuring expense	—	(3,300)
Stock-based compensation	(37,679)	(105,642)
Employer payroll tax on employee stock transactions	(2,643)	(1,675)
Non-GAAP Research and development	$127,279	$98,925

General and administrative	$113,179	$156,511
Restructuring expense	—	(1,108)
Stock-based compensation	(26,001)	(78,589)
Employer payroll tax on employee stock transactions	(1,346)	(1,197)
Non-GAAP General and administrative	$85,832	$75,617

Total operating expenses	$567,157	$657,898
Restructuring expense	—	(6,210)
Stock-based compensation	(93,658)	(280,372)
Employer payroll tax on employee stock transactions	(5,835)	(5,387)
Amortization of prepaid marketing	(39,673)	(39,672)
Non-GAAP Total operating expenses	$427,991	$326,257

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2024	2023
Cash provided by operating activities	$105,866	$80,727
Acquisition of property and equipment	(3,575)	(823)
Capitalization of software development costs	(8,023)	(4,612)
Free cash flow	$94,268	$75,292
Operating cash flow margin	15.9%	16.3%
Free cash flow margin	14.1%	15.2%